=============================================================================
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  Form N-1A

                 REGISTRATION STATEMENT (NO. 33-8553) UNDER
                         THE SECURITIES ACT OF 1933
                      Pre-Effective Amendment No.  [X]
                    Post-Effective Amendment No. 11  [X]
                                     and
             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                 ACT OF 1940
                            Amendment No. 13  [X]

                   VANGUARD QUANTITATIVE PORTFOLIOS, INC.
             (Exact Name of Registrant as Specified in Charter)

                    P.O. Box 2600, Valley Forge, PA 19482
                   (Address of Principal Executive Office)

                Registrant's Telephone Number (610) 669-1000
                        Raymond J. Klapinsky, Esquire
                                P.O. Box 876
                           Valley Forge, PA 19482

              It is proposed that this filing become effective:
           April 30, 1997, pursuant to paragraph (a) of Rule 485.

                Approximate Date of Proposed Public Offering:
 As soon as practicable after this Registration Statement becomes effective.

    We have elected to register an indefinite number of shares pursuant to Regulation 24f-2 under the Investment Company Act of 1940. We filed our Rule 24f-2 Notice for the year ended December 31, 1996 on February 26, 1997.

=============================================================================

                                VANGUARD GROWTH AND INCOME PORTFOLIO
                                       CROSS REFERENCE SHEET

Form N-1A
Item Number                                           Location in Prospectus
----------------------------------------------------------------------------------------------------
Item 1.        Cover Page ..........................  Cover Page
Item 2.        Synopsis ............................  Highlights
Item 3.        Condensed Financial Information .....  Financial Highlights
Item 4.        General Description of Registrant ...  Investment Objective; Investment Limitations;
                                                      Investment Policies; General Information
Item 5.        Management of the Fund ..............  Management of the Fund; General Information
Item 6.        Capital Stock and Other Securities ..  Opening an Account and Purchasing Shares;
                                                      Selling Your Shares; The Share Price of the
                                                      Fund; Dividends, Capital Gains and Taxes;
                                                      General Information
Item 7.        Purchase of Securities Being Offered   Cover Page; Opening an Account and Purchasing
                                                      Shares
Item 8.        Redemption or Repurchase ............  Selling Your Shares
Item 9.        Pending Legal Proceedings ...........  Not Applicable

 Form N-1A     Location in Statement
Item Number    of Additional Information
----------------------------------------------------------------------------------------------------
Item 10.       Cover Page ..........................  Cover Page
Item 11.       Table of Contents ...................  Cover Page
Item 12.       General Information and History .....  Investment Policies; General Information
Item 13.       Investment Objective and Policies ...  Investment Policies; Investment Limitations
Item 14.       Management of the Fund ..............  Management of the Fund; Investment Advisory
                                                      Services
Item 15.       Control Persons and Principal Holders
               of Securities .......................  Management of the Fund; General Information
Item 16.       Investment Advisory and Other Services Management of the Fund; Investment Advisory
                                                      Services
Item 17.       Brokerage Allocation ................  Not Applicable
Item 18.       Capital Stock and Other Securities ..  General Information; Financial Statements
Item 19.       Purchase, Redemption and Pricing of
               Securities Being Offered ............  Purchase of Shares; Redemption of Shares
Item 20.       Tax Status ..........................  Appendix
Item 21.       Underwriters ........................  Not Applicable
Item 22.       Calculations of Yield Quotations
               of Money Market Fund ................  Not Applicable
Item 23.       Financial Statements ................  Financial Statements
====================================================================================================

                                  Vanguard
                         GROWTH AND INCOME PORTFOLIO
               A Portfolio of Vanguard Quantitative Portfolios

                             P R O S P E C T U S

                                April 30,1997

The Vanguard Group
Vanguard Financial Center
P.O. Box 2600
Valley Forge, PA 19482

Investor Information Department:
1-800-662-7447 (SHIP)

Client Services Department:
1-800-662-2739 (CREW)

Tele-Account for 24-Hour Access:
1-800-662-6273 (ON-BOARD)

Telecommunication Service for the Hearing-Impaired:
1-800-662-2738

Transfer Agent:
The Vanguard Group, Inc.
Vanguard Financial Center
Valley Forge, PA 19482

                    Vanguard Growth and Income Portfolio
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                                               A Member of The Vanguard Group
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PROSPECTUS--April 30, 1997
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NEW ACCOUNT INFORMATION: Investor Information Department--
1-800-662-7447 (SHIP)
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SHAREHOLDER ACCOUNT SERVICES: Client Services Department--
1-800-662-2739 (CREW)
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INVESTMENT OBJECTIVE AND POLICIES
          Vanguard Growth and Income Portfolio (the "Portfolio"), a
          portfolio of Vanguard Quantitative Portfolios, Inc. (the
          "Fund"), is an open-end diversified investment company that seeks to realize a total return (dividend income plus capital change) greater than the return of the aggregate U.S. stock market, as measured by the Standard & Poor's 500 Composite Stock Price
          Index (the "S&P 500 Index"). (Prior to April 30, 1997, this Portfolio was known as Vanguard Quantitative Portfolios). The Portfolio will hold a broadly diversified portfolio of common stocks that in aggregate exhibit investment
          characteristics similar to those of the S&P 500 Index. There is no assurance that the Portfolio will achieve its stated
          objective. Shares of the Portfolio are neither insured nor guaranteed by any agency of the U.S. Government, including the
          FDIC.
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OPENING AN ACCOUNT
          To open a regular (non-retirement) account, please complete and return the Account Registration Form. If you need assistance in completing this Form, please call our Investor Information Department. To open an Individual Retirement Account (IRA), please use a Vanguard IRA Adoption Agreement. To obtain a copy of this form, call 1-800-662-7447, Monday through Friday, from 8:00 a.m. to 9:00 p.m. and Saturday, from 9:00 a.m. to 4:00 p.m. (Eastern time). The minimum initial investment is $3,000, or $1,000 for Uniform Gifts/Transfers to Minors Act accounts. The Portfolio is offered on a no-load basis (i.e. there are no sales commissions or 12b-1 fees). However, the Portfolio incurs expenses for investment advisory, management, administrative and distribution services.
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ABOUT THIS PROSPECTUS
          This Prospectus is designed to set forth concisely the information you should know about the Portfolio before you invest. It should be retained for future reference. A "Statement of Additional Information" containing additional information about the
          Portfolio has been filed with the Securities and Exchange Commission. This Statement is dated April 30, 1997 and has been incorporated by reference into this Prospectus. A copy may be obtained without charge by writing to the Fund or by calling the Investor Information Department.
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TABLE OF CONTENTS
                                                                         Page
          Portfolio Expenses ............................................   2
          Financial Highlights ..........................................   2
          Yield and Total Return ........................................   3

                        PORTFOLIO INFORMATION
          Investment Objective ..........................................   4
          Investment Policies ...........................................   4
          Investment Risks ..............................................   5
          Who Should Invest .............................................   5
          Implementation of Policies ....................................   6
          Investment Limitations ........................................   8
          Management of the Portfolio ...................................   8
          Investment Adviser ............................................   9
          Performance Record ............................................  10
          Dividends, Capital Gains and Taxes ............................  11
          The Share Price of the Portfolio ..............................  12
          General Information ...........................................  13

                              SHAREHOLDER GUIDE
          Opening an Account and Purchasing Shares ......................  14
          When Your Account Will Be Credited ............................  17
          Selling Your Shares ...........................................  17
          Exchanging Your Shares ........................................  19
          Important Information about Telephone Transactions ............  21
          Transferring Registration .....................................  21
          Other Vanguard Services .......................................  22
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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                                      1

PORTFOLIO EXPENSES
          The following table illustrates all expenses and fees that you would incur as a shareholder of the Portfolio. The expenses and fees set forth in the table are for the 1996 fiscal year.

                      Shareholder Transaction Expenses
          -------------------------------------------------------------------
          Sales Load Imposed on Purchases ..........................     None
          Sales Load Imposed on Reinvested Dividends ...............     None
          Redemption Fees ..........................................     None
          Exchange Fees ............................................     None

                 Annual Portfolio> Operating Expenses
          -------------------------------------------------------------------
          Management & Administrative Expenses......................    0.24%
          Investment Advisory Fees..................................    0.11
          12b-1 Fees ...............................................     None
          Other Expenses
            Distribution Costs ............................    0.02%
            Miscellaneous Expenses ........................    0.01
                                                               -----
          Total Other Expenses .....................................    0.03
                                                                        -----
          Total Operating Expenses .................................    0.38%
                                                                        =====

          The purpose of this table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Portfolio.

          The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period. As noted in the table above, the Portfolio charges no redemption fees of any kind.

                      1 Year    3 Years   5 Years     10 Years
                      ------    -------   -------     --------
                        $4        $12       $21         $48

          This example should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown.
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FINANCIAL HIGHLIGHTS
          The following financial highlights for a share outstanding throughout each period, insofar as they relate to each of the five years in the period ended December 31, 1996, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. (Please note, Vanguard Growth and Income Portfolio was previously known as Vanguard
          Quantitative Portfolios.) This information should be read in conjunction with the Fund's financial statements and notes thereto, which, together with the remaining portions of the Fund's
          1996 Annual Report to Shareholders, are incorporated by reference in the Statement of Additional Information and in this Prospectus, and which appear, along with the report of Price Waterhouse LLP, in the Fund's 1996 Annual Report to
          Shareholders. The Fund's 1996 Annual Report to Shareholders may be obtained without charge by writing to the Fund or by calling our Investor Information Department at 1-800-662-7447.

                                                                                  Year Ended December 31,
                                                     -------------------------------------------------------------------------------
                                                       1996    1995    1994    1993    1992    1991    1990    1989    1988    1987
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period ............    $19.95  $15.56  $16.45  $16.30  $16.32  $13.29  $14.14  $11.08  $ 9.80   $9.69
                                                     ------  ------  ------  ------  ------  ------  ------  ------  ------   -----
Investment Operations ...........................
  Net Investment Income .........................       .41     .41     .40     .40     .44     .47     .49     .43     .36     .33
  Net Realized and Unrealized Gain ..............
   (Loss) on Investments ........................      4.09    5.14    (.50)   1.83     .69    3.47    (.83)   3.10    1.27     .09
                                                     ------  ------  ------  ------  ------  ------  ------  ------  ------   -----
   Total from Investment Operations .............      4.50    5.55    (.10)   2.23    1.13    3.94    (.34)   3.53    1.63     .42
------------------------------------------------------------------------------------------------------------------------------------
Distributions
  Dividends from Net Investment Income ..........      (.40)   (.42)   (.39)   (.39)   (.44)   (.47)   (.47)   (.47)   (.35)   (.25)
  Distributions from Realized Capital Gains .....     (1.82)   (.74)   (.40)  (1.69)   (.71)   (.44)   (.04)     --      --    (.06)
                                                     ------  ------  ------  ------  ------  ------  ------  ------  ------   -----
    Total Distributions .........................     (2.22)  (1.16)   (.79)  (2.08)  (1.15)   (.91)   (.51)   (.47)   (.35)   (.31)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period...................    $22.23  $19.95  $15.56  $16.45  $16.30  $16.32  $13.29  $14.14  $11.08   $9.80
====================================================================================================================================
Total Return ....................................     23.06%  35.93%  (0.61)% 13.83%   7.01%  30.29%  (2.44)% 32.00%  16.80%   4.02%
====================================================================================================================================
Ratios/Supplemental Data
Net Assets, End of Period (Millions) ............    $1,285    $909    $596    $531    $416   $ 335    $211    $175    $144    $149
Ratio of Expenses to Average Net Assets .........      0.38%   0.47%   0.48%   0.50%   0.40%   0.43%   0.48%   0.53%   0.64%   0.64%
Ratio of Net Investment Income to Average
 Net Assets .....................................      1.97%   2.25%   2.50%   2.22%   2.67%   2.95%   3.34%   3.35%   3.38%   2.79%
Portfolio Turnover Rate .........................        75%     59%     71%     85%     51%     61%     81%     78%     50%     73%
Average Commission Rate Paid ....................    $.0333     N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A

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YIELD AND TOTAL RETURN
          From time to time the Portfolio may advertise its yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of the Portfolio refers to the average annual compounded rates of return over one-, five- and ten-year periods or for the life of the Portfolio (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

          In accordance with industry guidelines set forth by the U.S. Securities and Exchange Commission, the "30-day yield" of the Portfolio is calculated by dividing the net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on the Portfolio's securities; it is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that net investment income earned over 30 days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the Portfolio to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to an investor's account or the yield reported in the Fund's Annual Report to Shareholders.
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                                      3

INVESTMENT OBJECTIVE
          The Portfolio is an open-end diversified investment company.
          The objective of the Portfolio is to realize a total
          investment return (dividend income plus capital change) greater than the return of the aggregate U.S. stock market, as measured by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). There is no assurance that the Portfolio will achieve its stated objective.
-----------------------------------------------------------------------------
INVESTMENT POLICIES

The Portfolio uses quantitative techniques to select common stocks
          The Portfolio will invest in a broadly diversified portfolio of common stocks. At least 65% of the Portfolio's assets will be invested in securities which are included in the S&P 500 Index, while the balance of the Portfolio's assets may be invested in common stocks not represented in the Index. The Portfolio is managed without regard to tax ramifications.

          Stocks are selected for the Portfolio so that, in the aggregate, the investment characteristics of the Portfolio are similar to those of the S&P 500 Index. These characteristics include such measures as dividend yield (before expenses), price-to- earnings ratio, "beta" (relative volatility), return on equity, and market price-to-book value ratio. However, while maintaining aggregate investment characteristics similar to those of the S&P 500 Index, the Portfolio seeks to invest in individual common stocks -- including stocks which are not part of the Index -- which will in the aggregate provide a higher total return than the Index. Of course, there can be no assurance that the Portfolio's investment performance will match or exceed that of the S&P 500 Index.

          To select stocks for the Portfolio, the Portfolio's investment adviser first ranks a broad universe of common stocks using several quantitative investment models. These models are based upon such factors as measures of changes in earnings and of relative value based on present and historical price-to-earnings ratios and yields, as well as dividend discount calculations based on corporate cash flow. Once the ranking of common stocks is completed, the adviser, using a technique known as "portfolio optimization," then constructs a portfolio that in the aggregate resem-bles the S&P 500 Index, but is weighted towards the most attractive stocks in the universe of stocks monitored, as determined by the quantitative models.

          The Portfolio seeks to remain fully invested in common stocks. However, the Portfolio is also authorized to invest in certain short-term fixed income securities and in stock index futures contracts and options to a limited extent. See
          "Implementation of Policies" for a description of these and other investment practices of the Portfolio.

          The Portfolio is responsible for voting the shares of all securities it holds.

          The investment objective and policies of the Portfolio are not fundamental and so may be changed by the Board of Directors without shareholder approval. However, shareholders would be notified prior to a material change in either.
-----------------------------------------------------------------------------

INVESTMENT RISKS

The Portfolio is subject to market risk
          As a mutual fund investing primarily in common stocks, the Portfolio is subject to market risk -- i.e., the possibility that common stock prices will decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.

          To illustrate the volatility of stock prices, the following table sets forth the extremes for stock market returns as well as the average return for the period from 1926 to 1996, as measured by the Standard & Poor's 500 Composite Stock Price Index:
          Average Annual U.S. Stock Market Returns (1926-1996) Over
          Various Time Horizons

                                1 Year     5 Years     10 Years     20 Years
                                ------     -------     --------    --------
          Best                  +53.9%      +23.9%       +20.1%       +16.9%
          Worst                 -43.3       -12.5        - 0.9        + 3.1
          Average               +12.7       +10.4        +10.8        +10.8

          As shown, common stocks have provided annual total returns (capital appreciation plus dividend income) averaging +10.8% for all 10-year periods from 1926 to 1996. While this average return can be used as a guide for setting reasonable expectations for future stock market returns, it may not be useful for forecasting future returns in any particular period, as stock returns are quite volatile from year to year.

          This table of U.S. stock market returns should not be viewed as a representation of future returns from the Portfolio or the
          U.S. stock market. The illustrated returns represent the historical investment performance, which may be a poor guide to future returns. Also, stock market indexes such as the S&P 500 are based upon unmanaged portfolios of securities, before transaction costs and other expenses. Such costs will reduce the relative investment performance of the Portfolio and other "real world"
          portfolios.
-----------------------------------------------------------------------------
WHO SHOULD INVEST

Investors seeking a "margin of superiority" over the S&P 500 Index
          The Portfolio is designed for investors whose objective is to achieve a total return marginally superior to the return from the S&P 500 Index with reasonable consistency over time, while minimizing the risk of substantial underperformance during any individual year. Because of the risks associated with common stock investments, the Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Investors who engage in excessive account activity generate additional costs which are borne by all of the Portfolio's shareholders. In order to minimize such costs the Portfolio has adopted the following policies. The Portfolio reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Additionally, the Portfolio has adopted exchange privilege limitations as described in the section "Exchange Privilege Limitations." Finally, the Portfolio reserves the right to suspend the offering of its shares.

          No assurance can be given that the Portfolio will attain its objective or that shareholders will be protected from the risk of loss that is inherent in equity investing. All equity portfolios are influenced by price movements in the broad equity market. Investors may wish to reduce the potential risk of investing in the Portfolio by purchasing shares on a regular, periodic basis (dollar-cost averaging) rather than making an investment in one lump sum.

          Investors should not consider the Portfolio a complete
          investment program, but should also maintain holdings in investments with different risk characteristics, such as bonds and money market instruments. Investors may also wish to complement an investment in the Portfolio with other types of common stock investments.
-----------------------------------------------------------------------------
IMPLEMENTATION OF POLICIES

The Portfolio invests primarily in S&P 500 stocks
          The Portfolio utilizes a variety of investment practices in its effort to surpass the total return of the S&P 500 Index.

          The Portfolio will invest at least 65% of its assets in securities that are included in the S&P 500 Index (the "Index"), and it is expected that the aggregate investment characteristics of the Portfolio will be similar to those of the Index. The S&P
          500 Index measures the total investment return (capital change plus dividend income) provided by a universe of 500 common stocks, weighted by their market value. These 500 securities, most of which trade on the New York Stock Exchange, represent approximately 70% of the market value of all U.S. common stocks. Because of the market-value weighting, the 50 largest companies in the Index currently account for approximately 47% of the Index.

          As of December 31, 1996, the five largest companies in the Index were: General Electric Company (2.9%), Coca-Cola Company (2.3%), Exxon Corporation (2.2%), Intel Corporation (1.9%), and Microsoft Corporation (1.7%). The largest industry categories were: banks (7.7%), telephone companies (6.6%), pharmaceutical companies (6.4%), international oil companies (5.8%) and computer companies (4.6%).

          The S&P 500 Index is an unmanaged, statistical measure of stock market performance. As such, it does not reflect the actual, "real world" costs of investing in common stocks. By contrast, the Portfolio is actively managed and therefore incurs the normal costs of a mutual fund, including brokerage and execution costs, advisory fees, costs of distribution and administration, and custodial fees.

          Standard & Poor's Corporation chooses the common stocks to be included in the S&P 500 Index solely on a statistical basis. Inclusion of a security in the Index in no way implies an opinion by Standard & Poor's Corporation as to its attractiveness or appropriateness as an investment. Standard & Poor's Corporation is neither a sponsor of nor in any way affiliated with the Portfolio.

The Fund may invest in short-term fixed income securities
          Although it normally seeks to remain substantially fully invested in common stocks, the Portfolio may invest temporarily in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. These securities include:

          obligations of the United States Government and its agencies or instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.

The Portfolio may lend its securities
          The Portfolio may lend its investment securities to qualified institutional investors for either short-term or long-term purposes of realizing additional income. Loans of securities by the Portfolio will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities.

          The Portfolio may borrow money, subject to the limits set forth on page 8, for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities.

Portfolio turnover is not expected to exceed 100%
          Although it generally seeks to invest for the long term, the Portfolio retains the right to sell securities irrespective of how long they have been held. It is anticipated that the annual portfolio turnover of the Portfolio will not exceed 100%. A turnover rate of 100% would occur, for example, if all of the securities of the Portfolio were replaced within one year.

Derivative Investing
          Derivatives are instruments whose values are linked to or derived from an underlying security or index. The most common and conventional types of derivative securities are futures and options.

The Portfolio may invest in derivative securities
          The Portfolio may invest in futures contracts and options, but only to a limited extent. Specifically, the Portfolio may enter into futures contracts provided that not more than 5% of its assets are required as a futures contract deposit; in addition, the Portfolio may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent not more than 20% of the Portfolio's assets.

          Futures contracts and options may be used for several common fund management strategies: to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a specific futures contract is priced more attractively than other futures contracts or the underlying security or index.

          The Portfolio may use futures contracts for bona fide
          "hedging" purposes. In executing a hedge, a manager sells, for example, stock index futures to protect against a decline in the stock market. As such, if the market drops, the value of the futures position will rise, thereby offsetting the decline in value of the Portfolio's stock holdings.

Futures contracts and options pose certain risks
          The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the stocks held by the Portfolio and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing in those contracts whose price fluctuations are expected to resemble those of the Portfolio's underlying securities. The risk that the Portfolio will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

          The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to the investor. When investing in futures contracts, the Portfolio will segregate cash or cash equivalents in the amount of the underlying obligation.
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INVESTMENT LIMITATIONS

The Portfolio has adopted certain fundamental limitations
          The Portfolio has adopted certain limitations on its investment practices. Specifically, the Portfolio will not:

          (a) with respect to 75% of the value of its total assets, purchase the securities of any issuer (except obligations of the United States Government and its instrumentalities) if as a result the Portfolio would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer;

          (b) borrow money, except that the Portfolio may borrow from banks (or through reverse repurchase agreements) for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities the amount of any such borrowing may not exceeding 10% of the value of the Portfolio's net assets (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Portfolio's net assets, the Portfolio will not make any additional investments; and

          (c) pledge, mortgage or hypothecate any of its assets to an extent greater than 5% of its total assets.

          These investment limitations are considered at the time investment securities are purchased. The limitations described here and in the Statement of Additional Information may be changed only with the approval of a majority of the Portfolio's shareholders.
-----------------------------------------------------------------------------
MANAGEMENT OF THE PORTFOLIO

Vanguard administers and distributes the Fund
          The Portfolio is a member of The Vanguard Group of Investment Companies, a family of more than 30 investment companies with more than 90 distinct investment portfolios and total assets in excess of $250 billion. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other funds in the Group obtain at cost virtually all of their corporate management, administra-tive and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds. As a result of Vanguard's unique corporate structure, the Vanguard funds have costs substantially lower than those of most competing mutual funds. In 1996, the average expense ratio (annual costs including advisory fees divided by total net assets) for the Vanguard funds amounted to approximately .29% compared to an average of 1.22% for the mutual fund industry (data provided by Lipper Analytical Services).

          The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Portfolio and choose the Fund's Officers. A list of the Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

          Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's net expenses, which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing and custodian fees.

          Vanguard provides distribution and marketing services to the funds. The funds are available on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, each fund bears its share of the Group's distribution costs.
-----------------------------------------------------------------------------
INVESTMENT ADVISER

Franklin Portfolio Associates manages the Portfolio's investments
          The Fund employs Franklin Portfolio Associates
          LLC ("Franklin"), Two International Place, Boston, MA
          02110, as the Portfolio's investment adviser. Under an investment advisory agreement with the Fund dated April 1, 1996, Franklin manages the investment and reinvestment of the Portfolio's assets and continuously reviews, supervises, and directs the Portfolio's investment program. Franklin discharges its responsibilities subject to the control of the Officers and Directors of the Fund.

          Franklin is a professional investment counseling firm which specializes in the management of common stock portfolios through the use of quantitative invest-ment models. Founded in 1982, Franklin, a Massachusetts Limited Liability company, is a wholly-owned indirect subsidiary of Mellon Bank
          Corporation. As of December 31, 1996, Franklin provided investment advisory services with respect to approximately
          $10.7 billion of client assets. Franklin also serves as adviser to approximately one-third of the equity investments of Vanguard/Morgan Growth Fund, another mutual fund member of The Vanguard Group.

          Franklin employs proprietary computer models in selecting individual equity securities and in structuring investment portfolios for its clients, including the Portfolio. John J. Nagorniak, President of Franklin, has been designated as the portfolio manager of the Fund, a position he has held since the Fund's inception in December 1986; he is responsible for overseeing the application of Franklin's quantitative techniques to the Portfolio's assets. Mr. Nagorniak and the other investment principals of Franklin are responsible for the ongoing development and enhancement of Franklin's quantitative investment techniques.

          The Portfolio pays Franklin an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the Portfolio's average month-end net assets for the quarter:

               Net Assets                        Rate
               ------------------                ------
               First $100 million                .30%
               Next $650 million                 .15%
               Over $750 million                 .10%

          This fee may be increased or reduced by applying an adjustment formula based on the investment performance of the Portfolio relative to the S&P 500 Index. For the year ended December 31, 1996, the Portfolio paid Franklin a basic fee equal to 0.15% of 1% of its average net assets before an decrease of $429,000 (0.04%) based on performance.
          The basic fee reflects a fee waiver of $31,000 for the period January 1, 1996 to March 31, 1996.

          The investment advisory agreement authorizes Franklin to select brokers and dealers to execute purchases and sales of the Portfolio's securities, and directs Franklin to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions. The full range and quality of brokerage services are considered in making these determinations.

          The Portfolio has authorized Franklin to pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution, provided Franklin believes this to be in the best interest of the Portfolio. If more than one broker can obtain the best available price and favorable execution of a transaction, then Franklin is authorized to choose a broker who, in addition to executing the transaction, will provide research services to Franklin or the Portfolio. However, Franklin will not pay higher commissions specifically for the purpose of obtaining research services. The Portfolio may direct Franklin to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Portfolio.

          The Fund's Board of Directors may, without the approval of shareholders, provide for: (a) the employment of a new investment adviser pursuant to the terms of a new advisory agreement either as a replacement for an existing adviser or as an additional adviser;
          (b) a change in the terms of an advisory agreement; and (c) the continued employment of an existing adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser. Any such change will only be made upon not less than 30 days' prior written notice to shareholders of the Portfolio which shall include substantially the information concerning the adviser that would have normally been included in a proxy statement.
-----------------------------------------------------------------------------
PERFORMANCE RECORD
          The table in this section provides investment results for the Portfolio for several periods throughout the Fund's lifetime. (Please note, Vanguard Growth and Income
          Portfolio was previously known simply as Vanguard
          Quantitative Portfolios.) The
          results shown represent "total return" investment performance, which assumes the reinvestment of all capital gains and income dividends for the indicated periods.
          Also included is comparative information with respect to the unmanaged Standard & Poor's 500 Composite Stock Price Index, a widely-used barometer of stock market activity, and the Consumer Price Index, a statistical measure of changes in the prices of goods and services. The tables do not make any allowance for federal, state or local income taxes, which shareholders must pay on a current basis.

          The results shown should not be considered a representation of the total return from an investment made in the Portfolio today.
          This information is provided to help investors better understand the Portfolio and may not provide a basis for comparison with other investments or mutual funds which use a different method to calculate performance.

                                          Average Annual Return for
                                   Vanguard Growth and Income Portfolio
                                -------------------------------------------
                                    Vanguard                      Consumer
               Fiscal Periods      Growth and       S&P 500         Price
               Ended 12/31/96   Income Portfolio     Index          Index
               --------------   ----------------    ---------    -----------
               1 Year                +23.1%         +23.0%          +3.3%
               3 Years               +18.5          +19.7           +2.8
               5 Years               +15.2          +15.2           +2.8
               10 Years              +15.2          +15.3           +3.7

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DIVIDENDS, CAPITAL GAINS AND TAXES

The Portfolio pays semi-annual dividends and any capital gains annually
          The Portfolio expects to pay dividends consisting of ordinary income on a semi-annual basis. Capital gains distributions, if any, will be made annually. The Portfolio is managed without regard to tax ramifications.

          Dividend and capital gains distributions may be automatically reinvested or received in cash. See "Choosing a Distribution Option" for a description of these distribution methods.

          In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Portfolio may declare special year-end dividend and capital gains distributions during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on December 31 of the prior year.

          The Portfolio intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income is distributed to shareholders. Dividends paid by the Portfolio from net investment income and net short-term capital gains, whether received in cash or reinvested in additional shares, will be taxable to shareholders as ordinary income. For corporate investors, dividends from net investment income will generally qualify in part for the intercorporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate taxable qualifying dividend income received by the Fund from domestic (U.S.) sources.

          Distributions paid by the Portfolio from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned shares in the Fund. Capital gains distributions are made when the Portfolio realizes net capital gains on sales of portfolio securities during the year. The Portfolio does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of portfolio management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year; there will be no capital gains distributions in years when the Portfolio realizes net capital losses.

          Note that if you elect to receive capital gains distributions in cash, instead of reinvesting them in additional shares, you are in effect reducing the capital at work for you in the Portfolio. Also, keep in mind that if you purchase shares in the Portfolio shortly before the record date for a dividend or capital gains distribution, a portion of your investment will be paid to you as a taxable distribution, regardless of whether you are reinvesting your distributions or receiving them in cash.

          The Portfolio will notify you annually as to the tax status of dividend and capital gains distributions paid by the Portfolio.

A capital gain or loss may be realized upon exchange or redemption
          A sale of shares of the Portfolio is a taxable event and may result in a capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two portfolios of a mutual fund).

          Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes.

          The Portfolio is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding require-ment by certifying on your Account Registration Form your proper Social Security or employer identification number and by certifying that you are not subject to backup withholding.

          The Portfolio has obtained a Certificate of Authority to do business as a foreign corporation in Pennsylvania and does business and maintains an office in that state. In the opinion of counsel, the shares of the Portfolio are exempt from Pennsylvania personal property taxes.

          The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Portfolio.
-----------------------------------------------------------------------------
THE SHARE PRICE OF THE PORTFOLIO
          The Portfolio's share price or "net asset value" per share is calculated by dividing the total assets of the Portfolio, less all liabilities, by the total number of shares outstanding. The net asset value per share is determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading.

          Portfolio securities that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the mean of the bid and ask prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Board of Directors.

          The Portfolio's share price can be found daily in the mutual fund listings of most major newspapers under the heading of
          Vanguard.
-----------------------------------------------------------------------------
GENERAL INFORMATION
          The Fund is a Maryland corporation. The Articles of Incorporation permit the Directors to issue 1,000,000,000 shares of common stock, with a $.001 par value. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the Fund is offering shares of one series.

          The shares of the Fund are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no preemptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose.

          Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Director or Directors of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.

          All securities and cash are held by CoreStates Bank, Philadelphia, PA. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing Agent. Price
          Waterhouse LLP, serves as independent accountants for the
          Fund and will audit its financial statements annually.
          The Fund is not involved in any litigation.
-----------------------------------------------------------------------------

                              SHAREHOLDER GUIDE

OPENING AN ACCOUNT AND PURCHASING SHARES
          You may open a regular (non-retirement) account, either by mail or wire. Simply complete and return an Account Registration Form and any required legal documen-tation, indicating the amount you wish to invest. Your purchase must be equal to or greater than the $3,000 minimum initial investment requirement ($1,000 for Uniform Gifts/Transfers to Minors Act accounts). You must open a new Individual Retirement Account by mail (IRAs may not be opened by wire) using a Vanguard IRA Adoption Agreement. Your purchase must be equal to or greater than the $1,000 minimum initial investment requirement, but no more than $2,000 if you are making a regular IRA contribution. Rollover contributions are generally limited to the amount withdrawn within the past 60 days from an IRA or other qualified retirement plan. If you need assistance with the forms or have any questions about the Fund, please call our Investor Information Department (1-800-662-7447). Note: For other types of account registrations (e.g., corporations, associations, other organizations, trusts or powers of attorney), please call us to determine which additional forms you may need.

          The Portfolio's shares generally are purchased at the next-determined net asset value after your investment has been received. The Portfolio is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).

Purchase Restrictions
          1) Because of the risks associated with common stock investments, the Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Conse-quently, the Portfolio reserves the right to reject any specific purchase (and exchange purchase) request. The Portfolio also reserves the right to suspend the offering of shares for a period of time.

          2) Vanguard will not accept third-party checks to purchase shares of the Portfolio. Please be sure your purchase check is made payable to the Vanguard Group.

Additional Investments
          Subsequent investments to regular accounts may be made by mail ($100 mini-mum), wire ($1,000 minimum), written exchange from another Vanguard Fund account ($100 minimum), or Vanguard Fund Express. Subsequent investments to IRAs may be made by mail ($100 minimum) or written exchange from another Vanguard Fund account. In some instances, contributions may be made by wire or Vanguard Fund Express. Please call us for more information on these options.
-----------------------------------------------------------------------------

NEW ACCOUNT
Purchasing By Mail
          Complete and sign the enclosed Account Registration Form
          Please include the amount of your initial investment on the registration form, make your check payable to The Vanguard Group-93, and mail to:
          Vanguard Financial Center
          P.O. Box 2600
          Valley Forge, PA 19482-2600

For express or registered mail, send to:
          Vanguard Financial Center
          455 Devon Park Drive
          Wayne, PA 19087-1815

ADDITIONAL INVESTMENTS TO EXISTING ACCOUNTS
          Additional investments should in-clude the Invest-by-Mail remittance form attached to your Fund confir-mation statements. Please make your check payable to The Vanguard Group-93, write your account num-ber on your check and, using the return envelope provided, mail to the address indicated on the Invest-by-Mail Form.

          All written requests should be mailed to one of the addresses indicated for new accounts. Do not send registered or express mail to the post office box address.
          -------------------------------------------------------------------
Purchasing By Wire
Money should bewired to:
Before Wiring Please contact Client Services (1-800-662-2739)

          CORESTATES BANK, N.A.
          ABA 031000011
          CORESTATES ACCT NO 0101 9897
          ATTN VANGUARD VANGUARD GROWTH AND INCOME PORTFOLIO
          ACCOUNT NUMBER
          ACCOUNT REGISTRATION

          To assure proper receipt, please be sure your bank includes the Fund name, the account number Vanguard has assigned to you and the eight-digit CoreStates number. If you are opening a new account, please complete the Account Registra-tion Form and mail it to the "New Account" address above after completing your wire arrangement.
          Note: Federal Funds wire purchase orders will be accepted only when the Fund and Custodian Bank are open for business.
          -------------------------------------------------------------------
Purchasing By Exchange (from a Vanguard account)
          Telephone exchanges are not permitted to or from non-retirement accounts in Vanguard Growth and Income Portfolio. (The
          Fund will accept telephone exchange requests for retirement accounts only.) You may, however, purchase shares of the
          Portfolio by exchange from another Vanguard Fund account by providing the appropriate information on your Account Registration Form. The Portfolio reserves the right to refuse any exchange purchase request.
          -------------------------------------------------------------------
Purchasing By Fund Express

Special Purchase and Automatic Investment
          The Fund Express Special Purchase option lets you move money from your bank account to your Vanguard account on an "as needed" basis. Or if you choose the Automatic Investment option, money will be moved automatically from your bank account to your Vanguard account on the schedule (monthly, bimonthly [every other month], quarterly, semiannually or annually) you select. To establish these

          Fund Express options, please provide the appropriate information on the Account Registration Form. We will send you a confirmation of your Fund Express enrollment; please wait two weeks before using the service.
-----------------------------------------------------------------------------
CHOOSING A DISTRIBUTION OPTION
          You must select one of three distribution options:

          1. Automatic Reinvestment Option -- Both dividends and capital gains distribu-tions will be reinvested in additional Fund shares. This option will be selected for you automatically unless you specify one of the other options.

          2. Cash Dividend Option -- Your dividends will be paid in cash and your capital gains will be reinvested in additional Fund shares.

          3. All Cash Option -- Both dividend and capital gains distributions will be paid in cash.

          You may change your option by calling our Client Services Department (1-800-662-2739).

          In addition, an option to invest your cash dividend and/or capital gains distribu-tions in another Vanguard Fund account is available. Please call our Client Services Department (1-800-662-2739) for information. You may also elect Vanguard Dividend Express which allows you to transfer your cash dividends and/or capital gains distributions automatically to your bank account. Please see "Other Vanguard Services" for more information.
-----------------------------------------------------------------------------
TAX CAUTION

Investors should ask about the timing of capital gains and dividend distributions before investing
          Under Federal tax laws, the Portfolio is required to distribute net capital gains and dividend income to Portfolio shareholders. These distributions are made to all shareholders who own Portfolio shares as of the distribution's record date, regardless of how long the shares have been owned. Purchasing shares just prior to the record date could have a significant impact on your tax liability for the year. For example, if you purchase shares immediately prior to the record date of a sizable capital gain or income dividend distribution, you will be assessed taxes on the amount of the capital gain and/or dividend distribution later paid even though you owned the Portfolio shares for just a short period of time. (Taxes are due on the distributions even if the dividend or gain is reinvested in additional Portfolio shares.) While the total value of your investment will be the same after the distribution -- the amount of the distribution will offset the drop in the net asset value of the shares -- you should be aware of the tax implications the timing of your purchase may have.

          Prospective investors should, therefore, inquire about potential distributions before investing. The Portfolio's annual capital gains distribution normally occurs in December, while income dividends are generally paid semi-annually in June and December. In addition, the Portfolio may occassionally be required to make supplemental dividend or capital gains distributions at some other time during the year (usually in March). For additional information on distributions and taxes, see the section titled "Dividends, Capital Gains and Taxes."
-----------------------------------------------------------------------------

IMPORTANT INFORMATION

Establishing Optional Services
          The easiest way to establish optional Vanguard services on your account is to select the options you desire when you complete your Account Registration Form. If you wish to add options later, you may need to provide Vanguard with additional information and a signature guarantee. Please call our Client Services Depart-ment (1-800-662-2739) for further assistance.

Signature Guarantees
          For our mutual protection, we may require a signature guarantee on certain written transaction requests. A signature guarantee verifies the authenticity of your signature and may be obtained from banks, brokers and any other guarantor that Vanguard deems acceptable. A signature guarantee cannot be provided by a notary public.

Certificates
          Share certificates will be issued upon request. If a certificate is lost, you may incur an expense to replace it.

Broker-Dealer Purchases
          If you purchase shares in Vanguard Funds through a registered broker-dealer or investment adviser, the broker-dealer or adviser may charge a service fee.

Cancelling Trades
          The Portfolio will not cancel any trade (e.g., a purchase, exchange or redemption) believed to be authentic, received in writing or by telephone, once the trade request has been received.

Electronic Prospectus Delivery
          If you would prefer to receive a prospectus for the Fund or any of the Vanguard Funds in an electronic format, please call 1-800-231-7870 for additional informa-tion. If you elect to do so, you may also receive a paper copy of the prospectus, by calling 1-800-662-7447.
-----------------------------------------------------------------------------
WHEN YOUR ACCOUNT WILL BE CREDITED
          Your trade date is the date on which your account is credited. If your purchase is made by check, Federal Funds wire or exchange and is received by the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time), your trade date is the day of receipt. If your purchase is received after the close of the Exchange your trade date is the next business day. Your shares are purchased at the net asset value determined on your trade date.

          In order to prevent lengthy processing delays caused by the clearing of foreign checks, Vanguard will only accept a foreign check which has been drawn in U.S. dollars and has been issued by a foreign bank with a U.S. correspondent bank. The name of the U.S. correspondent bank must be printed on the face of the foreign check.
-----------------------------------------------------------------------------
SELLING YOUR SHARES
          You may withdraw any portion of the funds in your account by redeeming shares at any time. You generally may initiate a request by writing or by telephoning. Your redemption proceeds are normally mailed within two business days after the receipt of the request in Good Order.

Selling By Mail
          Requests should be mailed to Vanguard Financial Center, Vanguard Growth and Income Portfolio, P.O. Box 1120, Valley Forge, PA 19482. (For express or registered mail, send your request to Vanguard Financial Center, Vanguard Growth and Income
          Portfolio, 455 Devon Park Drive, Wayne, PA 19087.)

          The redemption price of shares will be the Fund's net asset value next determined after Vanguard has received all required documents in Good Order.
          -------------------------------------------------------------------
Definition of Good Order
          Good Order means that the request includes the following:

          1. The account number and Fund name.
          2. The amount of the transaction (specified in dollars or shares).
          3. The signatures of all owners exactly as they are registered on the account.
          4. Any required signature guarantees.
          5. Other supporting legal documentation that might be required in the case of estates, corporations, trusts and certain other accounts.
          6. Any certificates that you are holding for the account.

          If you have questions about this definition as it pertains to your request, please call our Client Services Department (1-800-662-
          2739).
          -------------------------------------------------------------------
Selling By Telephone
          To sell shares by telephone, you or your pre-authorized representative may call our Client Services Department at 1-800-662-2739. The proceeds will be sent to you by mail. Please Note: As a protection against fraud, your telephone mail redemption privilege will be suspended for 15 calendar days following any expedited address change to your account. An expedited address change is one that is made by telephone, by Vanguard Online, or, in writing, without the signatures of all account owners. Please see "Important Information About Telephone Transactions".
          -------------------------------------------------------------------
Selling By Fund Express

Automatic Withdrawal & Special Redemption
          If you select the Fund Express Automatic Withdrawal option, money will be automatically moved from your Vanguard Fund account to your bank account according to the schedule you have selected. The Special Redemption option lets you move money from your Vanguard account to your bank account on an "as needed" basis. To establish these Fund Express options, please provide the appropriate information on the Account Registration Form. We will send you a confirmation of your Fund Express service; please wait two weeks before using the service.
          -------------------------------------------------------------------
Selling by Exchange
          You may sell shares by making an exchange into another Vanguard Fund account. Exchanges may be made only by mail; telephone exchanges between non-retirement accounts are not accepted for the Portfolio.
          -------------------------------------------------------------------
Important Redemption Information
          Shares purchased by check or Fund Express may be redeemed at any time. However, your redemption proceeds will not be paid until payment for the purchase is collected, which may take up to ten calendar days.
          -------------------------------------------------------------------
Delivery of Redemption Proceeds
          Redemption requests received by telephone prior to the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) are processed on the day of receipt and the redemption proceeds are normally sent on the following business day.

          Redemption requests received by telephone after the close of the Exchange are processed on the business day following receipt and the proceeds are normally sent on the second business day following receipt.

          Redemption proceeds must be sent to you within seven days of receipt of your request in Good Order, except as described on page 18 in "Important Redemption Information."

          If you experience difficulty in making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after your request has been received by Vanguard in Good Order. The
          Portfolio reserves the right to revise or terminate the telephone redemption privilege at any time.

          The Fund may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission.

          If the Board of Directors determines that it would be detrimental to the best interests of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.
          -------------------------------------------------------------------
Vanguard's Average Cost Statement
          If you make a redemption from a qualifying account, Vanguard will send you an Average Cost Statement which provides you with the tax basis of the shares you redeemed. Please see "Statements and Reports" for additional information.
          -------------------------------------------------------------------
Low Balance fee and Minimum Account Balance Requirement
          Due to the relatively high cost of maintaining smaller accounts, the Fund will automatically deduct a $10 annual fee from non-retirement accounts with balances falling below $2,500 ($1,000 for Uniform Gifts/Transfers to Minors Act accounts). The fee generally will be waived for investors whose aggregate Vanguard assets exceed $50,000.

          In addition, the Portfolio reserves the right to liquidate any non-retirement account that is below the minimum initial investment amount of $3,000. If at any time your total investment does not have a value of at least $3,000, you may be notified that your account is below the Portfolio's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the account is liquidated. Proceeds would be promptly paid to the registered shareholder.

          Vanguard will not liquidate your account if it has fallen below $3,000 solely as a result of declining markets (i.e., a decline in a Portfolio's net asset value).
-----------------------------------------------------------------------------
EXCHANGING YOUR SHARES
          Should your investment goals change, you may exchange your shares of Vanguard Growth and Income Portfolio for those of other available Vanguard Funds. Exchanges to or from Vanguard Growth and Income Portfolio may be made only by mail. Telephone exchanges between non-retirement accounts are not accepted for the Portfolio.

Exchanging By Mail
          Please be sure to include on your exchange request the name and account number of your current Fund, the name of the
          Fund you wish to exchange into, the amount
          you wish to exchange, and the signatures of all registered account holders. Send your request to Vanguard Financial Center,
          Vanguard Growth and Income Portfolio, P.O. Box 1120, Valley
          Forge, PA 19482. (For express or registered mail, send your request to Vanguard Financial Center, Vanguard Growth and Income
          Portfolio, 455 Devon Park Drive, Wayne, PA 19087.)
          -------------------------------------------------------------------
Important Exchange Information
          Before you make an exchange, you should consider the following:

          * Please read the Fund's prospectus before making an exchange. For a copy and for answers to any questions you may have, call our Investor Information Depart-ment (1-800-662-7447).
          * An exchange is treated as a redemption and a purchase. Therefore, you could realize a taxable gain or loss on the transaction.
          * Exchanges are accepted only if the registrations and the taxpayer identification numbers of the two accounts are identical.
          * The shares to be exchanged must be on deposit and not held in certificate form.
          * New accounts are not currently accepted in Vanguard/Windsor
            Fund.
          * The redemption price of shares redeemed by exchange is the net asset value next determined after Vanguard has received all required documentation in Good Order.
          * When opening a new account by exchange, you must meet the minimum investment requirement of the new Fund.

          Every effort will be made to maintain the exchange privilege. However, the Portfolio reserves the right to revise or terminate its provisions, limit the amount of or reject any exchange, as deemed necessary, at any time.
-----------------------------------------------------------------------------
EXCHANGE PRIVILEGE LIMITATIONS
          The Portfolio's exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the manage-ment of the Portfolio and increase transaction costs, the Portfolio has established a policy of limiting excessive exchange activity.

          Exchange activity generally will not be deemed excessive if limited to two substan-tive exchange redemptions (at least 30 days apart) from the Portfolio during any twelve month period.
          Notwithstanding these limitations, the Portfolio reserves
          the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management.
-----------------------------------------------------------------------------

IMPORTANT INFORMATION ABOUT TELEPHONE TRANSACTIONS
          The ability to initiate redemptions (except wire redemptions) by telephone is automatically established on your account unless you request in writing that telephone transactions on your account not be permitted.

          To protect your account from losses resulting from unauthorized or fraudulent telephone instructions, Vanguard adheres to the following security procedures:

          1. Security Check. To request a transaction by telephone, the caller must know (i) the name of the Portfolio; (ii) the 10-digit account number; (iii) the exact name and address used in the registration; and (iv) the Social Security or employer identification number listed on the account.

          2. Payment Policy. The proceeds of any telephone redemption by mail will be made payable to the registered shareowner and mailed to the address of record, only.

          Neither the Fund nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed. Vanguard believes that the security procedures described above are reasonable, and that if such procedures are followed, you will bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.
-----------------------------------------------------------------------------
TRANSFERRING REGISTRATION
          You may transfer the registration of any of your Portfolio shares to another person by completing a transfer form and sending it to: Vanguard Financial Center, P.O. Box 1110, Valley Forge, PA 19482, Attention: Transfer Department. The request must be in Good Order. To obtain a transfer form and complete instructions, please call our Client Services Department (1-800-662-2739).
-----------------------------------------------------------------------------
STATEMENTS AND REPORTS
          Vanguard will send you a confirmation statement each time you initiate a transaction in your account except for checkwriting redemptions from Vanguard money market accounts. You will also receive a comprehensive account statement at the end of each calendar quarter. The fourth-quarter statement will be a year-end statement, listing all transaction activity for the entire calendar year.

          Vanguard's Average Cost Statement provides you with the average cost of shares redeemed from your account during the calendar year, using the average cost, single category method. This service is available for most taxable accounts opened since January 1, 1986. In general, investors who redeemed shares from a qualifying Vanguard account may expect to receive their Average Cost Statement along with their Fund Summary Statement. Please call our Client Services Department (1-800-662-2739) for information.

          Financial reports on the Fund will be mailed to you semiannually, according to the Fund's fiscal year-end.
-----------------------------------------------------------------------------

OTHER VANGUARD SERVICES
          For more information about any of these services, please call our Investor Information Department at 1-800-662-7447.

Vanguard Direct Deposit Service
          With Vanguard's Direct Deposit Service, most U.S. Government checks (including Social Security and military pension checks) and private payroll checks may be automatically deposited into your Vanguard Fund account. Separate brochures and forms are available for direct deposit of U.S. Government and private payroll checks.

Vanguard Automatic Exchange Service
          Vanguard's Automatic Exchange Service allows you to move money automatically among your Vanguard Fund accounts. For instance, the service can be used to "dollar cost average" from a money market portfolio into a stock or bond fund or to contribute to an IRA or other retirement plan. Please contact our Client Services Department at 1-800-662-2739 for additional information.

Vanguard Fund Express
          Vanguard's Fund Express allows you to transfer money between your Portfolio account and your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Fund Express application.
          Special rules govern how your Fund Express purchases or redemptions are credited to your account. In addition, some services of Fund Express cannot be used with specific Vanguard Funds. For more information, please refer to the Vanguard Fund Express brochure.

Vanguard Dividend Express
          Vanguard's Dividend Express allows you to transfer your dividends and/or capital gains distributions automatically from your Portfolio account, one business day after the Portfolio's payable date, to your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Vanguard Dividend Express application.

Vanguard Tele-Account
          Vanguard's Tele-Account is a convenient, automated service that provides share price, price change and yield quotations on Vanguard Funds through any TouchTone[TM] telephone. This service also lets you obtain information about your account balance, your last transaction, and your most recent dividend or capital gains payment, as well as request telephone exchanges and check redemptions. To contact Vanguard's Tele-Account service, dial 1-800-ON-BOARD (1-800-662-6273). A brochure offering detailed operating instructions is available from our Investor Information Department (1-800-662-7447).
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                                     22

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                                     23

                                   PART B

                 VANGUARD QUANTITATIVE PORTFOLIOS, INC.
                                (the "Fund")

                     STATEMENT OF ADDITIONAL INFORMATION
                            April 30, 1997
     This Statement is not a prospectus but should be read in conjunction with the Fund's Prospectus for Vanguard Growth and Income Portfolio (the "Portfolio") dated April 30, 1997. Prior to April 30, 1997, the Portfolio was known as Vanguard Quantitative Portfolios To obtain the Prospectus please call:

                       Investor Information Department

                               1-800-662-7447


                              TABLE OF CONTENTS
                                                                         Page
     Investment Policies ..............................................   B-1
     Investment Limitations ...........................................   B-4
     Yield and Total Return ...........................................   B-6
     Purchase of Shares ...............................................   B-6
     Redemption of Shares .............................................   B-6
     Management of the Fund ...........................................   B-7
     Investment Advisory Services .....................................  B-10
     Portfolio Transactions ...........................................  B-11
     Financial Statements .............................................  B-12
     Performance Measures .............................................  B-12
     General Information ..............................................  B-13

                             INVESTMENT POLICIES
     Futures Contracts. The Portfolio may enter into futures contracts, options, and options on futures contracts for the purpose of simulating full investment and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency. Assets committed to futures contracts will be segregrated at the Fund's custodian bank to the extent required by law.
     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.
     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold with margin deposits which may range upward from less than 5% of the value of the contract being traded.
     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolio expects to earn interest income on its margin deposits.
     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The
Portfolio intends to use futures contracts only for bona fide hedging purposes.
     Regulations of the CFTC applicable to the Portfolio require that all of its futures transactions constitute bona fide hedging transactions. The Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolio expects that approximately 75% of its futures contract purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.
     Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.
     Restrictions on the Use of Futures Contracts. The Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Portfolio's total assets. In addition, the Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Portfolio's total assets.
     Risk Factors in Futures Transactions. Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge it.
     The Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.
     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. Additionally, the Portfolio bears the risk that the Adviser will incorrectly predict future market trends. However, because the futures strategies of the Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the Portfolio is subject to the risks of loss frequently associated with futures transactions. The

Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying security and sold it after the decline.
     Use of futures transactions by the Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts are different than the portfolio securities being hedged. It is also possible that the Portfolio could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option. Additionally, investments in futures contracts and options involve the risk that the investment adviser will incorrectly predict stock market trends.
     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.
     Federal Tax Treatment of Futures Contracts. The Portfolio is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. The Portfolio may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Portfolio.
     In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies, or other income derived with respect to the Portfolio's business of investing in securities. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's annual gross income. Any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on sales of securities held less than three months for the purpose of the 30% test.
     The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised on the nature of the distributions.
     Repurchase Agreements. The Portfolio may invest in repurchase agreements with commercial banks, brokers or dealers to generate net investment income from its excess cash balances. A repurchase agreement is an agreement under which the Portfolio acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a Federal Reserve member bank with minimum assets of at least
$2 billion or a registered securities dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Portfolio and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Portfolio (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Portfolio's custodian bank until repurchased. The Fund's Board of Directors will monitor the Portfolio's repurchase agreement transactions and will establish guidelines and standards for review of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Portfolio.
No more than an aggregate of 15% of the Portfolio's net assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, which there are no readily available market quotations. From time to time, the Fund's Board of Directors may determine that certain restricted securities known as Rule 144a securities are liquid and not subject to the 15% limitation described above.
     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Portfolio may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Portfolio not within the control of the Portfolio and therefore the Portfolio may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Portfolio's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.
     Lending of Securities. The Portfolio may lend its securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The
Portfolio may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940 (the "1940 Act"), or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the United States Government having at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e. the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time and (d) the Portfolio receive reasonable interest on the loan (which may include the Portfolio's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. Loan arrangements made by the Portfolio will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Portfolio's Board of Directors.
     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Directors. In addition, voting rights may pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

                           INVESTMENT LIMITATIONS
     The following restrictions are fundamental policies and cannot be changed without approval of the holders of a majority of the outstanding shares of the Portfolio or, if less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented. The Portfolio may not under any circumstances:
      1) Invest for the purpose of exercising control of management of any company;

      2) With respect to 75% of the value of its total assets, purchase the securities of any issuer (except obligations of the United States government and its instrumentalities) if as a result the Fund would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer;
      3) Invest in securities of other investment companies, except as may be acquired as part of a merger, consolidation or acquisition of assets approved by the Portfolio's shareholders or otherwise to the extent permitted by Section 12 of the 1940 Act. The Portfolio will invest only in investment companies which have investment objectives and investment policies consistent with those of the Portfolio;
      4) Engage in the business of underwriting securities issued by other persons, except to the extent that the Portfolio may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of investment securities;
      5) Purchase or otherwise acquire any security if, as a result more than 15% of its net assets would be invested in securities that are illiquid (including the Portfolio's investment in The
         Vanguard Group, Inc.);
      6) Borrow money, except that the Portfolio may borrow from banks
         (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 10% of the value of the Portfolio's net assets (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Portfolio's net assets, the Portfolio will not make any additional investments;
      7) Invest in commodities or real estate although the Portfolio may use stock futures contracts or options for hedging purposes only, and provided that not more than 5% of the Portfolio's assets are required as futures contract deposit and not more than 20% of the Portfolio's assets are committed to futures contracts and options transactions, and, may purchase and sell securities of companies which deal in real estate, or interests therein;
      8) Purchase securities on margin or sell any securities short, except that the Portfolio may invest in futures contracts and options transactions as set forth above;
      9) Purchase or retain any security if (i) one or more officers, directors or partners of the Portfolio or its investment adviser individually own or would own, directly or beneficially, more than 1/2 of 1 per cent of the securities of such issuer, and
         (ii) in the aggregate such persons own or would own more than 5% of such securities;
     10) Make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (5) above) which are publicly distributed, and (ii) by lending its securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the Securities and Exchange Commission thereunder;
     11) Pledge, mortgage, or hypothecate any of its assets to an extent greater than 5% of its total assets;
     12) Invest directly in interests in oil, gas or other mineral exploration or development programs;
     13) Invest more than 25% of the value of its total assets in any one industry; and
     14) Purchase or sell options or warrants or engage in arbitrage operations except as described above in (7).
     The above-mentioned investment limitations are considered at the time the investment securities are purchased. Notwithstanding these limitations, the Portfolio may own all or any portion of the securities of, or make loans to, or contribute to the costs or other financial requirements of any company which will be wholly owned by the Portfolio and one or more other investment companies and is primarily engaged in the business of providing, at-cost, management, administrative, distribution or related services to the Portfolio and other investment companies. See "The
Vanguard Group." As a non-fundamental policy, the Portfolio will not invest more than 5% of its total assets in the securities of companies that, together with their predecessors, have been in continuous operation for less than three years.

                           YIELD AND TOTAL RETURN
     The yield of the Portfolio for the 30-day period ended December
31, 1996 was +1.90%.
     The average annual total return of the Portfolio for the 1-, 5- and 10-year periods ended December 31, 1996 was +23.06%,
+15.16% and +15.23%, respectively. Total return is computed by finding the average compounded rates of return over the one-year and since inception periods set forth above that would equate an initial amount invested at the beginning of the periods to the ending redeemable value of the investment. Note: Prior to April 30, 1997, the Portfolio was known as Vanguard Quantitative Portfolios.

                             PURCHASE OF SHARES
     The Portfolio reserves the right in its sole discretion (i) to suspend the offerings of its shares, (ii) to reject purchase orders when in the judgement of management such rejection is in the best interest of the Portfolio, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Portfolio's shares.

                            REDEMPTION OF SHARES
     The Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.
     No charge is made by the Portfolio for redemptions. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Portfolio.
     The Portfolio has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Portfolio at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Portfolio. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "The Portfolio's Share Price" and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

                           MANAGEMENT OF THE FUND
Directors and Officers
     The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for each Fund and choose its Officers. The following is a list of Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years. The mailing address of the Directors and Officers of the Fund is Post Office Box 876, Valley Forge, PA 19482.

JOHN C. BOGLE, Chairman and Director
     Chairman and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group; Director of The Mead Corporation, General Accident Insurance and Chris-Craft
     Industries, Inc.

JOHN J. BRENNAN, President, Chief Executive Officer & Director*
     President Chief Executive Officer and Director of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Director
     Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.;
     Director of Sun Company, Inc.; Director of Westinghouse Electric
     Corporation.

BARBARA BARNES HAUPTFUHRER, Director
     Director of The Great Atlantic and Pacific Tea Company, ALCO Standard Corp., Raytheon Company, Knight-Ridder, Inc. and Massachusetts Mutual Life Insurance Co. and Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY, Director
     President, Emeritus of The Brookings Institution; Director of American Express Bank, Ltd., The St. Paul Companies, Inc., and National Steel Corporation.

BURTON G. MALKIEL, Director
     Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corporation, Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Company.

ALFRED M. RANKIN, JR., Director
     Chairman, President and Chief Executive Officer of NACCO Industries, Inc.; Director of The BFGoodrich Company and The Standard Products Company.

JOHN C. SAWHILL, Director
     President and Chief Executive Officer, The Nature Conservancy; formerly, Director and Senior Partner, McKinsey & Co. and President, New
     York University; Director of Pacific Gas and Electric Company,
     Procter & Gamble Company  and NACCO Industries.

JAMES O. WELCH, JR., Director
     Retired Chairman of Nabisco Brands, Inc., retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Director of Kmart Corporation.

J. LAWRENCE WILSON, Director
     Chairman and Chief Executive Officer of Rohm & Haas Company; Director of Cummins Engine Company and Trustee of Vanderbilt University.

RAYMOND J. KLAPINSKY, Secretary*
     Senior Vice President and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer*
     Treasurer of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller*
     Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.
-----------------
*Officers of the Fund are "interested persons" as defined in the Investment Company Act of 1940.

     The Vanguard Group. Vanguard Growth and Income Portfolio is a portfolio of the Vanguard Quantitative Portfolios, Inc., a member of The Vanguard Group of Investment Companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other Funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard Funds.
     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's net expenses which are allocated among the Funds under methods approved by the Board of Directors (Trustees) of each Fund. In addition, each Fund bears its own direct expenses such as legal, auditing and custodian fees.
     The Fund's officers are also officers and employees of Vanguard. No officer or employee owns, or is permitted to own, any securities of any external adviser for the Funds.
     The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.
     The Vanguard Group was established and operates under a Fund's Service Agreement which was approved by the shareholders of each of the Funds. The amounts of which each of the Funds have invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. At December 31, 1996, the Fund had contributed capital of $116,000 to Vanguard, representing 0.6% of Vanguard's capitalization. The Fund's
Service Agreement provides for the following arrangement: (a) each Vanguard Fund may invest up to .40% of its current assets in Vanguard, and (b) there is no other limitation on the amount that each Vanguard Fund may contribute to Vanguard's capitalization.
     Management.  Corporate management and administrative services include:
(1) executive staff; (2) accounting and financial; (3) legal and regulatory;
(4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties. During the fiscal year ended December 31, 1996, the Portfolio's share of Vanguard's actual net costs of operation relating to management and administrative services (including transfer agency) totaled approximately $2,549,000.
     Distribution. Vanguard provides all distribution and marketing activities for the Funds in the Group. Vanguard Marketing Corporation, a wholly-owned subsidiary of Vanguard, acts as Sales Agent for the shares of the Funds in connection with any sales made directly to investors in the states of Florida, Missouri, New York, Ohio, Texas and such other states as it may be required.
     The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Directors and officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.
     One half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon relative net assets. The remaining one half of those expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group, provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets. During the year ended December 31, 1996 the Fund paid approximately $246,000 of the Group's distribution and marketing expenses which represented an effective annual rate of .02 of 1% of the Fund's average net assets.

     Investment Advisory Services. Vanguard provides investment advisory services to Vanguard Money Market Reserves, Vanguard Treasury Fund,
Vanguard Admiral Funds, Vanguard Municipal Bond Fund, several Portfolios of Vanguard Fixed Income Securities Fund, Vanguard Institutional Index Fund, Vanguard Bond Index Fund, several Portfolios of Vanguard Variable Insurance Fund, Vanguard California Tax-Free Fund, Vanguard Florida Insured Tax-Free Fund, Vanguard New Jersey Tax-Free Fund, Vanguard New York Insured Tax-Free Fund, Vanguard Ohio Tax-Free Fund, Vanguard Pennsylvania Tax-Free Fund, Vanguard Balanced Index Fund, Vanguard Index Trust, Vanguard International Equity Index Fund, the REIT Index Portfolio of Vanguard Specialized Portfolios, the Total International Portfolio of Vanguard STAR Fund,
Vanguard Tax-Managed Fund, the Aggressive Growth Portfolio of Vanguard Horizon Fund, a portion of Vanguard/Windsor II, a portion of Vanguard/Morgan Growth Fund, as well as several indexed separate accounts. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds using these services.
     Remuneration of Directors (Trustees) and Officers. The Fund pays each Director (Trustee), who is not also an Officer, an annual fee plus travel and other expenses incurred in attending Board meetings. For the year ended December 31, 1996, the Fund paid approximately $3,000 in
Directors' fees and expenses. The Portfolio's Officers and employees are paid by Vanguard which, in turn, is reimbursed by the Fund, and each other Fund in the Group, for its proportionate share of Officers' and employees' salaries and retirement benefits. During the year ended December 31, 1996 the Fund's proportionate share of remuneration, paid by Vanguard (and reimbursed by the Fund) was approximately $33,697.
     Under its Retirement Plan, Vanguard contributes annually an amount equal to 10% of each Officer's annual compensation plus 5.7% of that part of the eligible Officer's compensation during the year, if any, that exceeds the Social Security Taxable Wage Base then in effect. Under its Thrift Plan, all eligible Officers are permitted to make pre-tax contributions in an amount equal to 4% of total compensation which are matched by Vanguard on a 100% basis. Upon retirement, Directors who are not Officers are paid an annual fee. The fee is equal to $1,000 for each year of service on the board up to fifteen years of service, and each investment company member of The Vanguard Group contributes a proportionate amount of this fee based on its relative net assets. The fee is paid subsequent to a Director's retirement for a period of ten years or until the death of a retired director. The
Portfolio's proportionate share of retirement contributions made by Vanguard under its Retirement and Thrift Plans on behalf of all eligible Officers of the Fund, as a group, during the 1996 fiscal year was approximately $900.
     The following table provides detailed information with respect to the amounts paid or accrued for the Directors for the fiscal year ended December 31, 1996.


                                     VANGUARD GROWTH AND INCOME PORTFOLIO
                                               COMPENSATION TABLE

                               Aggregate    Pension or Retirement       Estimated        Total Compensation
                             Compensation    Benefits Accrued As     Annual Benefits   From All Vanguard Funds
Names of Directors             From Fund    Part of Fund Expenses    Upon Retirement    Paid to Directors(2)
---------------------------------------------------------------------------------------------------------------
John C. Bogle(1)                   --                 --                      --                    --
John J. Brennan(1)                 --                 --                      --                    --
Barbara Barnes Hauptfuhrer       $372                $58                 $15,000               $65,000
Robert E. Cawthorn               $372                $48                 $13,000               $65,000
Bruce K. MacLaury                $403                $57                 $12,000               $60,000
Burton G. Malkiel                $372                $39                 $15,000               $65,000
Alfred M. Rankin, Jr.            $372                $30                 $15,000               $65,000
John C. Sawhill                  $372                $36                 $15,000               $65,000
James O. Welch, Jr.              $372                $44                 $15,000               $65,000
J. Lawrence Wilson               $372                $32                 $15,000               $65,000

(1) As "Interested Directors," Messrs. Bogle and Brennan receive no compensation for their service as
    Directors.
(2) The amounts reported in this column reflect the total compensation paid to each Director for their service as Director or Trustee of 34 Vanguard Funds (33 in the case of Mr. Malkiel; 27 in the case of Mr.
    MacLaury).

                        INVESTMENT ADVISORY SERVICES
     The Fund employs Franklin Portfolio Associates LLC
("Franklin") under an advisory agreement dated April 1, 1996, to manage the investment and reinvestment of the Portfolio's assets and to continuously review, supervise and administer the Portfolio's investment program. Franklin discharges its responsibilities subject to control of the Officers and Directors of the Fund.
     The Portfolio pays Franklin a fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the Portfolio's average month-end net assets for the quarter:

          Net Assets                  Rate
          ------------------         -----
          First $100 million         0.30%
          Next $650 million          0.15%
          Over $750 million          0.10%

     The Basic Fee paid to Franklin may be increased or decreased by applying an adjustment formula based on the Portfolio's investment performance.
Such formula provides for an increase or decrease in the Basic Fee in an amount equal to .20% per annum (.05% per quarter) of the first $100 million of average month-end net assets of the Portfolio, and .10% per annum
(.025% per quarter) of average month-end net assets over $100 million, if the Portfolio's investment performance for the thirty-six months preceding the end of the quarter is six percentage points or more above or below, respectively, the investment record of the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index") for the same period; or by an amount equal to .10% per annum (.025% per quarter) of the first $100 million of average month-end net assets and .05% per annum (.0124% per quarter) of average month-end net assets over $100 million, if the Portfolio's investment performance for such thirty-six months is three or more but less than six percentage points above or below, respectively, the investment record of the S&P Index for the same period.
     For example, if the average net assets of the Portfolio were $100 million or less, and its investment performance for the preceding three-year period was more than six percentage points above the S&P Index, the total fee would be 0.50% of average net assets, consisting of the Basic Fee of 0.30%, and an Incentive Fee of 0.20%. Conversely, if performance were six percentage points below the S&P, the total fee would be 0.10% of net assets-- the Basic Fee of 0.30%, adjusted for a penalty of 0.20%. Above assets levels of $100 million, both the Basic Fee and the Incentive Fee are reduced, as described above.
     The present agreement continues until March 31, 1998. The agreement is renewable thereafter, for successive one-year periods, only if each renewal is specifically approved by a vote of the Fund's Board of Directors, including the affirmative votes of a majority of the Directors who are not parties to the contract of "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the agreement may be presented to the shareholders of the Portfolio; in such event, continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the Portfolio. The agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) either by vote of the Board of Directors of the Fund or by vote of the Portfolio's outstanding voting securities on 60 days' written notice to Franklin, or (2) by Franklin upon 90 days' written notice to the Portfolio.
     The Fund's Board of Directors may, without the approval of shareholders, provide for:
       (i) The employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser;
      (ii) A change in the terms of an advisory agreement; and
     (iii) The continued employment of an existing adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser.
     Any such change will only be made upon not less than 30 days' prior written notice to shareholders, which shall include the information concerning the adviser that would have normally been included in a proxy statement.

     During the years ended December 31, 1994, 1995 and 1996, the
Portfolio paid investment advisory fees of approximately
$1,017,000, 1,280,000 and $1,646,000, respectively.
     Description of Franklin. Franklin is a Delaware corporation and is a wholly-owned indirect subsidiary of Mellon Bank Corporation.

                           PORTFOLIO TRANSACTIONS
     The investment advisory agreement authorizes the Adviser (with the approval of the Fund's Board of Directors) to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolio and directs the Adviser to use its best efforts to obtain the best available price and most favorable execution as to all transactions for the Portfolio. The Adviser has undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.
     In placing portfolio transactions, the Adviser will use its best judgement to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information and provide other services in addition to execution services to the Portfolio and/or the Adviser.
The Adviser considers such information useful in the performance of its obligations under the agreement, but is unable to determine the amount by which such services may reduce its expenses.
     The investment advisory agreement also incorporates the concepts of
Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Portfolio's Board of Directors, the Adviser may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the Adviser to the Fund.
     Currently, it is the Portfolio's policy that the Adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. The Adviser will only pay such higher commissions if it believes this to be in the best interest of the Portfolio. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the Adviser and/or the Portfolio. However, the Adviser has informed the Portfolio that it will not pay higher commission rates specifically for the purpose of obtaining research services.
     Since the Portfolio does not market its shares through intermediary brokers or dealers, it is not the Portfolio's practice to allocate brokerage or principal business on the basis of sales of its shares which may be through such firms. However, the Portfolio may place portfolio orders with qualified broker-dealers who recommend the Portfolio to other clients, or who act as agent in the purchase of the Portfolio's shares for their clients, and may, when a number of brokers and dealers can provide comparable best price and execution on a particular transaction, consider the sale of the Portfolio shares by a broker or dealer in selecting among qualified broker-dealers.
     Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Adviser. If purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other clients services by the Adviser are considered at or about the same time, transactions in such securities will be allocated among the Fund and such other clients in a manner deemed equitable by the Adviser. During the years ended December 31, 1994, 1995 and
1996 the Fund paid $569,059, $527,912 and $1,563,135 in
brokerage commissions, respectively.

                            FINANCIAL STATEMENTS
     The Fund's Financial Statements for the year ended December 31, 1996, including the financial highlights for each of the five fiscal years in the period ended December 31, 1996, appearing in the Vanguard Quantitative Portfolios 1996 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. The Fund's 1996 Annual Report to Shareholders is enclosed with this Statement of Additional Information.

                            PERFORMANCE MEASURES
     Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.
     Each of the investment company members of the Vanguard Group, including Vanguard Quantitative Portfolios, may from time to time, use one or more of the following unmanaged indexes for comparative performance purposes.

Standard and Poor's 500 Composite Stock Price Index -- is a well diversified list of 500 companies representing the U.S. Stock Market.
Wilshire 5000 Equity Index -- consists of more than 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.
Wilshire 4500 Equity Index -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.
Morgan Stanley Capital International EAFE Index -- is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.
Goldman Sachs 100 Convertible Bond Index -- currently includes 71 bonds and
     29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.
Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.
Salomon Brothers High-Grade Corporate Bond Index -- consists of publicly-issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.
Lehman Long-Term Treasury Bond -- is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.
Merrill Lynch Corporate & Government Bond -- consists of over 4,500 U.S.
     Treasury, Agency and investment grade corporate bonds.
Lehman Corporate (Baa) Bond Index -- all publicly-offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.
Bond Buyer Municipal Index (20 year) Bond -- is a yield index on current-
     coupon high grade general-obligation municipal bonds.
Standard & Poor's Preferred Index -- is a yield index based upon the average yield for four high grade, non-callable preferred stock issues.
NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues.
     It is a value-weighted index calculated on price change only and does not include income.
Composite Index -- 70% Standard & Poor's 500 Index and 30% NASDAQ Industrial
     Index.
Composite Index -- 65% Standard & Poor's 500 Index and 35% Lehman Long-Term
     Corporate AA or Better Bond Index.

Composite Index -- 65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index and 12.5% Standard and Poor's Telephone Index).
Lehman Long-Term Corporate AA or Better Bond Index -- consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.
Lehman Brothers Aggregate Bond Index -- is a market-weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The Index has a market value of over $4 trillion.
Lehman Brothers Mutual Fund Short (1-5) Government/Corporate Index -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between 1 and 5 years. The index has a market value of over $1.6 trillion.
Lehman Brothers Mutual Fund Intermediate (5-10) Government/Corporate Index -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $700 billion.
Lehman Brothers Mutual Fund Long (10+) Government/Corporate Index -- is a market-weighted index that contains individually priced U.S. Treasury, agency and corporate securities rated BBB- or better with maturities greater than 10 years. The index has a market value of over $900 billion.

                             GENERAL INFORMATION
     Description of Shares and Voting Rights. The Fund is a diversified open-end investment company established under Maryland law. Under Amended and Restated Articles of Incorporation dated September 2, 1986, the Directors of the Fund are permitted to issue 1,000,000,000 shares of common stock, with a $.001 par value. The Board of Directors has the power to designate one or more classes ("portfolios") of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios. Currently the Fund is offering shares of one Portfolio.
     The Fund's shares are fully paid and non-assessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares have no pre-emptive rights. The shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. On any matter submitted to a vote of shareholders, all shares of the Fund then issued and outstanding and entitled to vote, irrespective of the class, shall be voted in the aggregate and not by class except (i) when required by the Investment Company Act of 1940, shares shall be voted by individual class, and (ii) when the matter does not affect any interest of a particular class, then only shareholders of the affected class or classes shall be entitled to vote thereon.

                                   PART C

                    VANGUARD QUANTITATIVE PORTFOLIO, INC.
                              OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) Financial Statements
     The Registrant's financial statements for the year ended December 31, 1996, including Price Waterhouse LLP's report thereon, are incorporated by reference, in the Statement of Additional Information, from the Registrant's 1996 Annual Report which has been filed with the Commission. The financial statements included in the Annual Report are:

      1. Statement of Net Assets as of December 31, 1996.
      2. Statement of Operations for the year ended December 31, 1996.
      3. Statement of Changes in Net Assets for the years ended December 31, 1995 and 1996.
      4. Financial Highlights for each of the five years in the period ended December 31, 1996.
      5. Notes to Financial Statements.
      6. Report of Independent Accountants.

     (b) Exhibits

      1. Articles of Incorporation**
      2. By-Laws of Registrant**
      3. Not Applicable
      4. Not Applicable
      5. Not Applicable
      6. Not Applicable
      7. Reference is made to the section entitled "Management of the Fund" in the Registrant's Statement of Additional Information
      8. Form of Custody Agreement**
      9. Form of Funds' Service Agreement**
     10. Opinion of Counsel**
     11. Consent of Independent Accountants*
     12. Financial Statements -- reference is made to (a) above
     13. Not Applicable
     14. Not Applicable
     15. Not Applicable
     16. Schedule for Computation of Performance Quotations*
     27. Financial Data Schedule*
------------------
 * Filed herewith.
** Previously filed.

Item 25. Persons Controlled by or under Common Control with Registrant Registrant is not controlled by or under common control with any person.
The officers of the Registrant, the investment companies in The Vanguard Group of Investment Companies and The Vanguard Group, Inc. are identical. Reference is made to the caption "Management of the Fund" in the Prospectus constituting Part A and "Management of the Fund" in the Statement of Additional Information constituting Part B of this Registration Statement.

Item 26. Number of Holders of Securities
     As of December 31, 1996 there were 52,071 shareholders.

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Item 27. Indemnification
     Reference is made to Article XI of Registrant's Articles of Incorporation.
     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Adviser
     Franklin Portfolio Associates LLC ("Franklin"), Two
International Place, Boston, Massachusetts 02109, is the Investment Adviser. Franklin is a wholly-owned subsidiary of MBC Investments
Corporation. Neither Franklin nor MBC has any other affiliation with the registrant.

Item 29. Principal Underwriters
     (a) None
     (b) Not Applicable

Item 30. Location of Accounts and Records
     The books, accounts and other documents required by Section 31(a) under the Investment Company Act and the rules promulgated thereunder will be maintained in the physical possession of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc. c/o The Vanguard Financial Center, Valley Forge, Pennsylvania 19482; and the Registrant's Custodian, CoreStates Bank, Philadelphia, Pa.

Item 31. Management Services
     Other than the Amended and Restated Funds' Service Agreement with The Vanguard Group, Inc. which was previously filed as Exhibit 9(c) and described in Part B hereof under "Management of the Fund;" the Registrant is not a party to any management-related service contract.

Item 32. Undertakings
     Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 ("1940 Act") or other applicable law. Registrant undertakes to comply with the provisions of Section 16(c) of the 1940 Act in regard to shareholders' rights to call a meeting of shareholders for the purpose of voting on the removal of Directors and to assist in shareholder communications in such matters, to the extent required by law.
     Registrant hereby undertakes to provide an Annual Report to Shareholders or prospective investors, free of charge upon request.

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                                 SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 18th day of April, 1997.

VANGUARD QUANTITATIVE PORTFOLIOS, INC.
BY: (Raymond J. Klapinsky)
     John J. Brennan*, President and Chief Executive Officer
     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

BY: (Raymond J. Klapinsky)

    John C. Bogle*, Chairman of the Board and Director
    April 21, 1997
BY: (Raymond J. Klapinsky)
    John J. Brennan*, President, Chief Executive Officer and Director April 21, 1997
BY: (Raymond J. Klapinsky)
    Robert E. Cawthorn*, Director
    April 21, 1997
BY: (Raymond J. Klapinsky)
    Barbara B. Hauptfuhrer*, Director
    April 21, 1997
BY: (Raymond J. Klapinsky)
    Burton G. Malkiel*, Director
    April 21, 1997
BY: (Raymond J. Klapinsky)
    Bruce K. MacLaury*, Director
    April 21, 1997
BY: (Raymond J. Klapinsky)
    Alfred M. Rankin*, Director
    April 21, 1997
BY: (Raymond J. Klapinsky)
    John C. Sawhill*, Director
    April 21, 1997
BY: (Raymond J. Klapinsky)
    James O. Welch, Jr.*, Director
    April 21, 1997
BY: (Raymond J. Klapinsky)
    J. Lawrence Wilson*, Director
    April 21, 1997
BY: (Raymond J. Klapinsky)
    Richard F. Hyland*, Treasurer and Principal
    Financial Officer and Accounting Officer
    April 21, 1997

*By Power of Attorney. See File Number 2-14336, January 23, 1990.
Incorporated by Reference.